UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2025

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road Suite B	Solon,	OH	44139
(Address of principal executive offices)			(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EFOI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On August 15, 2025, Energy Focus, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with its Chief Executive Officer and Chief Financial Officer, Mr. Chiao Chieh (Jay) Huang (the “Purchaser”), pursuant to which the Company agreed to issue and sell in a private placement (the “Private Placement”) an aggregate of 264,550 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for a purchase price per share of $1.89, the closing price of the Common Stock on the day immediately preceding the date of the Purchase Agreement, totaling $500,000.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to such Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities
The disclosures in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02.

The issuance and sale of the Shares pursuant to the Purchase Agreement are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and were made pursuant to certain exemptions from registration, including Section 4(a)(2) of the Securities Act, in reliance on the representations and covenants of the Purchaser under the Purchase Agreement.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit
Number	Description
10.1	Securities Purchase Agreement, dated as of August 15, 2025, between the Company and the Purchaser.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2025

ENERGY FOCUS, INC.

	By:	/s/ Chiao Chieh (Jay) Huang
	Name:	Chiao Chieh (Jay) Huang
	Title:	Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)